Aston Funds
(the “Trust”)
Aston/Barings International Fund
Supplement dated June 4, 2009 to the Class I Prospectus dated March 1, 2009
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.
The following information replaces the information in the Fund Performance section on page 20 of the Prospectus regarding the Average Annual Total Return for the Aston/Barings International Fund:
The following table indicates how the Fund’s average annual return for the calendar period compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.
Average Annual Total Return
(For the periods ended December 31, 2008)

		Since
	1 Year	Inception (a)

Aston/Barings International Fund: (b)
Return Before Taxes	(44.34)%	(41.88)%
Return After Taxes on Distributions	(44.35)%	(41.89)%
Return After Taxes on Distributions and Sale of Fund Shares	(28.81)%	(35.34)%

MSCE EAFE Index (c)	(43.38)%	(41.47)%

(a)	Fund’s inception: November 2, 2007. Index data computed from October 31, 2007.

(b)	Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(c)	Reflects no deduction for taxes, expenses or fees.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
The following information replaces the information in the Fund Expense section on page 23 of the Prospectus regarding the fund expenses for the Aston/Barings International Fund:

			Acquired Fund	Total			Net
	Management	Other	Fees and	Expense		Fee	Expense
	Fees	Expenses	Expenses	Ratio		Waivers	Ratio
Aston/Barings International	1.00	2.34 (c)	0.02	3.36	(d)(e)	(2.09)	1.27	(b)(e)(g)

(b)	Aston is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2010 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). As shown in the table, expenses would be higher without such agreement. For a period of three years subsequent to the commencement of operations of the Aston/Barings International Fund, Aston is entitled to be reimbursed by the Fund for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

(c)	Other expenses have been restated to reflect the effect of offering costs in the current year’s expense ratio.

(d)	Total expenses are the sum of the Fund’s direct annual operating expenses and the Fund’s indirect fees and expenses from investments in other investment companies (acquired fund fees and expenses).

(e)	The expense ratio may not equal the Fund’s ratio of expenses to average net assets before reimbursement and/or waiver of expenses by the Adviser in the “Financial Highlights” Section, which reflects the operating expenses of the Fund including interest expenses and does not include fees and expenses from investments in other investment companies (acquired funds fees and expenses).

(g)	As of 3/31/2008 the Adviser has voluntarily waived management fees and/or reimbursed expenses for the Fund in excess of 1.15% of total assets. The voluntary waiver does not include fees and expenses from investments in other investment companies (acquired funds fees and expenses) or interest expense. The Adviser may terminate such voluntary waiver/reimbursement at any time.
For more information, please call Aston Funds: 800-992-8151 or visit our Web site at www.astonfunds.com
SUP BARI 509

Aston Funds
(the “Trust”)
Aston/Fortis Real Estate Fund
Aston/Fortis Global Real Estate Fund
Aston Growth Fund
Aston Balanced Fund
Aston/Montag & Caldwell Growth Fund
Aston/Montag & Caldwell Balanced Fund
Aston/Montag & Caldwell Mid Cap Growth Fund
(each a “Subadvised Fund” and collectively, the “Subadvised Funds”)
Aston/Fortis Investor Money Market Fund
Fortis Government Money Market Fund
Fortis Institutional Prime Money Market Fund
Fortis Tax-Exempt Money Market Fund
Fortis Treasury Money Market Fund
(each a “Money Market Fund” and collectively, the “Money Market Funds”)
Supplement dated June 4, 2009
to the Class N, Class I, Class R and Fortis Money Market Funds Prospectuses, each dated March 1, 2009
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in each Prospectus and should be retained and read in conjunction with each Prospectus. Keep it for future reference.
     Fortis Investment Management USA, Inc. (“FIM”) serves as investment adviser to the Money Market Funds and as subadviser to Aston/Fortis Real Estate Fund and Aston/Fortis Global Real Estate Fund. Montag & Caldwell, Inc. (“Montag & Caldwell”) serves as subadviser to the other remaining Subadvised Funds. Fortis Bank SA/NV (“Fortis Bank”) is a parent company of FIM and Montag & Caldwell. Since October 2008, the Belgian government has owned substantially all of the outstanding capital and voting rights of Fortis Bank (the “Nationalization”). As of May 13, 2009, BNP Paribas SA (“BNP”) has acquired approximately 75% of the outstanding capital and voting rights of Fortis Bank through a series of transactions (the “BNP Transaction”). The Belgian government is expected to retain a 25% plus one share capital and voting interest in Fortis Bank and to have acquired approximately 12% of the common stock of BNP in connection with the BNP Transaction.
     The Nationalization and the BNP Transaction each may be deemed to have caused an “assignment” and automatic termination of the current investment advisory agreement for each Money Market Fund (each a “Current Investment Advisory Agreement”) and the current sub-investment advisory agreement for each Subadvised Fund (each a “Current Sub-Investment Advisory Agreement”).
     At a meeting held on October 10, 2008, the Board of Trustees of the Trust (the “Board”) approved the continuance of the Current Investment Advisory Agreement for each Money Market Fund and the Current Sub-Investment Advisory Agreement for each Subadvised Fund. In anticipation of the BNP Transaction, the Board met in-person on November 25, 2008 and approved a new investment advisory agreement between the Trust, on behalf of each Money Market Fund, and FIM ( each a “New Investment Advisory Agreement”), subject to substantially the same terms as the Current Investment Advisory Agreements except for the date of effectiveness and initial term. The Board also approved an interim investment advisory agreement between the Trust, on behalf of each Money Market Fund, and FIM (each an “Interim Investment Advisory Agreement”), subject to the same fee schedule, to be effective upon the automatic termination of the Current Investment Advisory Agreements. FIM currently is providing investment advisory services to the Money Market Funds under the Interim Investment Advisory Agreements.
     At the November 25, 2008 meeting, the Board also approved the continuance of the Sub-Investment Advisory Agreement for each Subadvised Fund on the same terms as the Current Sub-Investment Advisory Agreements, following the BNP Transaction.
For more information, please call Aston Funds: 800 992-8151 or visit our Web site at www.astonfunds.com.
SUP Fortis 09